COLUMBUS MCKINNON CORPORATION THRIFT 401(K) PLAN
                  AMENDMENT NO. 7 OF THE 1998 PLAN RESTATEMENT


        Columbus McKinnon Corporation (the "Corporation") hereby amends the Columbus McKinnon Corporation Thrift 401(K) Plan (the "Plan"), as amended and restated in its entirety effective January 1, 1998, and as further amended by Amendment Nos. 1through 6, as permitted under Section 14.1 of the Plan, as follows:

1. Section 3.2, entitled "Matching Contributions, is amended effective May 1, 2003 by adding new Section 3.2(e) to read as follows:

        "(E) SUSPENSION OF MATCHING CONTRIBUTIONS. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION 3.2, NO MATCHING CONTRIBUTIONS SHALL BE MADE ON ACCOUNT OF SALARY REDUCTION CONTRIBUTIONS THAT ARE MADE WITH RESPECT TO PAYROLL PERIODS BEGINNING ON OR AFTER MAY 1, 2003 AND BEFORE APRIL 1, 2004. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS SECTION 3.2, BASE PAY EARNED BY A PARTICIPANT ON AND AFTER MAY 1, 2003 AND BEFORE APRIL 1, 2004 SHALL NOT BE TAKEN INTO ACCOUNT IN DETERMINING THE MAXIMUM AMOUNT OF MATCHING CONTRIBUTIONS MADE ON BEHALF OF THE PARTICIPANT DURING ANY PLAN YEAR."


2. Schedule D, entitled "Special Rules for Divested Employees" , is amended effective March 31, 2003, by adding new Section SD.2 to read as follows:

SD.2    SALE OF STOCK OF LICO STEEL, INC.

        (A)     TRANSFER  OF  ACCOUNT  BALANCES  TO  NEW  PLAN.  NOTWITHSTANDING
SECTION 8.1 NOR ANY OTHER SECTION OF THE PLAN, ALL ACCOUNT BALANCES OF PARTICIPANTS ("TRANSFERRED EMPLOYEES") IN THE PLAN WHO CEASE TO BE EMPLOYEES IN CONNECTION WITH THE SALE OF LICO STEEL, INC. BY THE CORPORATION (OR ITS
AFFILIATE) TO LICO, INC. OR ANOTHER UNRELATED ENTITY ("BUYER") SHALL BE TRANSFERRED FROM THE PLAN TO A NEW 401(K) PLAN (THE "NEW PLAN") ESTABLISHED BY THE BUYER BY MEANS OF A TRUSTEE-TO-TRUSTEE TRANSFER.

        (B) TIME OF TRANSFER. THE TRANSFER OF ACCOUNT BALANCES PURSUANT TO THIS SECTION SD.2 SHALL OCCUR ON THE DATE OF THE CLOSING OF THE SALE OF STOCK TO THE BUYER OR SUCH LATER DATE AS SHALL BE DETERMINED BY THE CORPORATION BUT, IN ALL EVENTS, AS SOON AS PRACTICABLE AFTER THE CLOSING.

        (C) VESTING. TO THE EXTENT THAT A TRANSFERRED EMPLOYEE IS NOT FULLY VESTED IN HIS ACCOUNT BALANCE AT THE TIME OF TRANSFER TO THE NEW PLAN, HIS VESTING STATUS SHALL BE DETERMINED UNDER THE PROVISIONS OF THE NEW PLAN.

        (D) FORM OF TRANSFERRED ASSETS. ANY PORTION OF A TRANSFERRED EMPLOYEE'S ACCOUNT BALANCE COMPRISED OF LOAN(S) TO THE TRANSFERRED EMPLOYEE SHALL BE TRANSFERRED TO THE NEW PLAN IN-KIND. THE REMAINDER OF THE TRANSFERRED



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                                Columbus McKinnon Corporation Thrift 401(k) Plan
                          Page 2 of Amendment No. 7 of the 1998 Plan Restatement


EMPLOYEE'S ACCOUNT BALANCE SHALL BE TRANSFERRED IN CASH AND/OR IN-KIND AS REQUESTED BY THE ADMINISTRATOR OF THE NEW PLAN BUT SUBJECT TO ANY RESTRICTIONS ON TRANSFERS IN-KIND IMPOSED ON THE PLAN WITH RESPECT TO A GIVEN INVESTMENT."


        IN WITNESS WHEREOF, this instrument of amendment has been executed by a duly authorized officer of the Corporation this 13th day of April, 2003.



                                         COLUMBUS McKINNON CORPORATION


                                         By:   /S/ ROBERT L. MONTGOMERY
                                               -----------------------------

                                         Title:  EXECUTIVE VICE PRESIDENT
                                                 ---------------------------